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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 2002


                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                       1-16097                   74-1790172
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                5803 GLENMONT DRIVE
                   HOUSTON, TEXAS                               77081
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 592-7200


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ITEM 9 - REGULATION FD DISCLOSURE

         On September 16, 2002, George Zimmer, Chairman of the Board, Chief Executive Officer and Director, and Neill P. Davis, Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer, of The Men's Wearhouse, Inc. submitted sworn statements to the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended and Order No. 4-460 issued on June 27, 2002.

         Copy of the statement by Mr. Zimmer is attached in Exhibit 99.1.

         Copy of the statement by Mr. Davis is attached in Exhibit 99.2.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE MEN'S WEARHOUSE, INC.
                                   (Registrant)


Date: September 16, 2002           By: /s/  Neill P. Davis
                                      ------------------------------------------
                                       Neill P. Davis
                                       Executive Vice President,
                                       Chief Financial Officer,
                                       Treasurer and Principal Financial Officer
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                                 EXHIBIT INDEX


Name                                 Description
----                                 -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (filed herewith).

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (filed herewith).